UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/28/2013

Item 1. Reports to Stockholders.

March 31, 2013

Oppenheimer Master Event-Linked Bond Fund, LLC	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

TABLE OF CONTENTS

SEMIANNUAL REPORT
4	Fund Performance Discussion
6	Top Holdings and Allocations
9	Fund Expenses
11	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
33	Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments
34	Trustees and Officers Listing
35	Privacy Policy Notice

Portfolio Manager

Caleb Wong

Shares of Oppenheimer Master Event-Linked Bond Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

2	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PERFORMANCE

Cumulative Total Return
For the 6-Month Period Ended 3/28/13[1]
4.77%
Average Annual Total Returns
For the Periods Ended 3/28/13[1]
1-Year	Since Inception (6/16/08)
12.25%	5.18%

The Fund’s benchmark, the Swiss Re Cat Bond Total Return Index,2 returned 4.90% for the 6 months ended March 31, 2013.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. See page 8 for further information.

1. March 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

2. The Swiss Re Cat Bond Total Return Index is an index that tracks outstanding USD denominated catastrophe bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

3	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND PERFORMANCE DISCUSSION

During the six-month reporting period ended March 28, 2013, Oppenheimer Master Event-Linked Bond Fund, LLC produced a return of 4.77% and underperformed the Swiss Re Cat Bond Total Return Index (the “Index”), which returned 4.90%.

For the last six months, the catastrophe bond market underwent two phases of performance. The first phase revolved around Hurricane Sandy, which occurred in late October. This windstorm that struck the Northeast region of the U.S had a material impact on a handful of catastrophe bonds. In particular, bonds such as Successor X Ltd. Catastrophe Linked Notes (“Successor X”) and East Lane Re Ltd. Catastrophe Linked Notes experienced large drops in prices as the market anticipated that the size of the monetary damages from the storm would trigger principal reduction. As time progressed and the market digested the revisions of loss estimates, nearly all the bonds, with the exception of Successor X, rebounded back to pre-storm levels.

The second phase, which covers December through end of March, involved a sharp rally in the asset class as the bulk of Hurricane Sandy’s impact on the event-linked bond universe had passed. This, in combination with the level of yield advantage that event-linked bonds had on traditional fixed income bonds, were factors in attracting substantial investor money into the asset class. Additionally, the new issue market over the first quarter of 2013 was light in comparison to previous years, which further elevated demand over supply.

Over the six-month period, the Fund slightly underperformed the performance of the Index even though it held an overweight to Successor X, which continues to be negatively impacted by Sandy. That is because the Fund benefited from a Nelson Re Ltd. Catastrophe Linked Note, which rallied when the market received news that the deal would pay its principal in full.

Other contributors to positive performance were mostly multi-peril bonds, notes that pay a high coupon because they may default if one of a handful of designated peril events were to occur first. In the current rally, these deals were highly sought after by investors because of their attractive yields.

Looking forward, we are optimistic on the catastrophe bond market as supply remains light and yields continue to be high. On the other hand, for the last six months, we have seen an overall drop in the underwriting quality of the underlying insurance risks as more public issuers such as Florida and Louisiana have come to the market to underwrite event-linked bonds.

4	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

In the end, we do believe that our investment process, which focuses on security analysis of individual issues and the pursuit of portfolio optimization by diversifying the fund across different peril risks, should be able to address the issue of declining underwriting quality as well as the issue of a rising market.

5	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

TOP HOLDINGS AND ALLOCATIONS*

Region of Risk
North America	67.6%
Multi-Region	21.6
Europe	6.5
Asia	4.3

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on the total market value of event-linked securities.

Credit Rating Breakdown	NRSRO Only Total
AAA	4.5%
BBB	1.0
BB	50.7
B	30.5
CCC	4.3
Unrated	9.0

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of March 28, 2013, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

6	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Portfolio Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on the total market value of investments.

7	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES

Shares of Oppenheimer Master Event-Linked Bond Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

The Fund commenced operations on 6/16/08.

8	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND EXPENSES    Continued

Actual	Beginning Account Value October 1, 2012	Ending Account Value March 28, 2013	Expenses Paid During 6 Months Ended March 28, 2013
	$1,000.00	$1,047.70	$2.16

Hypothetical (5% return before expenses)
	1,000.00	1,022.41	2.13

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 28, 2013 is as follows:

Expense Ratio
0.43%

The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS    March 28, 2013* / Unaudited

	Principal Amount		Value

Event-Linked Bonds—94.0%
Earthquake—9.7%
Embarcadero Re Ltd. Catastrophe Linked Nts.:
7.331%, 2/13/15[1,2]	$5,000,000		$5,134,500
5%, 8/7/15[1,2]	9,000,000		9,273,600
Golden State Re Ltd. Catastrophe Linked Nts., 3.75%, 1/8/15[1,2]	2,550,000		2,612,985
Kibou Ltd. Catastrophe Linked Nts., 5.316%, 2/16/15[1,2]	9,850,000		10,190,810
LakeSide Re III Ltd. Catastrophe Linked Nts., 8.061%, 1/8/16[1,2]	2,500,000		2,613,250
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 0%, 4/8/16[1,2,3,4]	1,250,000		1,250,000
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts., 8%, 12/4/15[1,2]	5,000,000		5,169,000
			36,244,145
Multiple Event—54.4%
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 8.178%, 1/7/16[1,2]	1,500,000		1,508,700
Atlas VI Capital Ltd. Catastrophe Linked Nts.:
12.608%, 1/8/15[1,2]	1,000,000		1,028,300
15.558%, 1/8/15[1,2]	5,500,000		5,666,100
9.686%, 4/6/13[1,2]	7,250,000	EUR	9,306,453
10.686%, 4/7/14[1,2]	4,250,000	EUR	5,627,932
Blue Danube Ltd. Catastrophe Linked Nts., 11.047%, 4/10/15[1,2]	5,000,000		5,361,500
Blue Fin Ltd. Catastrophe Linked Nts., 9.351%, 5/28/13[1,2]	2,750,000		2,773,650
Caelus Re Ltd. Catastrophe Linked Nts.:
5.341%, 3/7/16[1,2]	1,750,000		1,757,438
6.607%, 5/24/13[1,2]	2,600,000		2,614,300
Combine Re Ltd. Catastrophe Linked Nts.:
4.561%, 1/7/15[1,2]	3,500,000		3,590,650
10.061%, 1/7/15[1,2]	4,750,000		5,095,800
17.811%, 1/7/15[1,2]	5,750,000		6,452,650
Compass Re Ltd. Catastrophe Linked Nts.:
Series CL2, 10.25%, 1/8/15[1,2]	4,500,000		4,663,800
Series CL3, 11.25%, 1/8/15[1,2]	4,505,000		4,595,551
East Lane Re Ltd. Catastrophe Linked Nts.:
6.716%, 3/13/15[1,2]	5,750,000		5,979,425
5.75%, 3/14/14[1,2]	4,500,000		4,586,400
Lodestone Re Ltd. Catastrophe Linked Nts.:
Series A-1, 6%, 1/8/14[1,2]	5,850,000		5,896,215
Series A-2, 7.25%, 1/8/14[2]	6,000,000		6,052,200
Series CLB, 8.357%, 5/17/13[1,2]	5,750,000		5,785,650
Loma Reinsurance Ltd. Catastrophe Linked Nts., 18%, 1/19/14[1,2]	5,750,000		5,802,325
Montana Re Ltd. Catastrophe Linked Nts.:
12.181%, 1/8/14[1,2]	1,750,000		1,719,025
16.681%, 1/8/14[1,2]	5,000,000		5,001,000
Mystic Re Ltd. Catastrophe Linked Nts.:
9.041%, 3/12/15[1,2]	4,850,000		5,088,135
12%, 3/12/15[1,2]	5,000,000		5,315,500
Mythen Ltd. Catastrophe Linked Nts., Series 12-H, 11.216%, 5/7/15[1,2]	5,000,000		5,346,000
Mythen Re Ltd. 2012-2 Catastrophe Linked Nts., Series A, 8.71%, 1/5/17[1,2]	2,500,000		2,541,750

11	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value

Multiple Event Continued
Queen Street V Re Ltd. Catastrophe Linked Nts., 8.566% 4/9/15[1,2]	$2,000,000		$2,049,800
Queen Street VII Re Ltd. Catastrophe Linked Nts., 8.666%, 4/8/16[1,2]	2,000,000		2,008,800
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.:
8.991%, 12/6/15[1,2]	6,000,000		6,160,200
13.341%, 12/6/15[1,2]	2,000,000		2,029,800
22.091%, 6/6/16[1,2]	5,675,000		5,539,935
8.091%, 6/6/18[1,2]	4,800,000		5,061,600
Series CL1, 9.091%, 6/6/15[1,2]	5,000,000		5,244,000
Series CL2, 12.091%, 6/6/15[1,2]	5,000,000		5,121,000
Series CL5, 8.841%, 6/6/15[1,2]	5,750,000		5,876,500
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.50%, 12/6/16[1,2]	2,750,000		2,778,531
5.75%, 12/6/16[1,2]	1,000,000		1,025,350
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.60%, 6/6/13[1,2]	4,750,000		4,799,400
8.991%, 6/6/13[1,2]	2,800,000		2,839,760
13.091%, 6/6/13[1,2]	2,000,000		2,016,400
Series CL1, 6.341%, 6/6/13[1,2]	4,250,000		4,290,800
Successor X Ltd. Catastrophe Linked Nts.:
16.561%, 1/27/15[1,2]	5,000,000		5,103,500
15%, 12/13/13[1,2]	5,850,000		5,845,320
13%, 2/25/14[1,2]	500,000		502,500
16.821%, 4/4/13[1,2]	5,800,000		5,796,520
Series 2011-1, Class III-T3, 16.183%, 1/7/14[1,2]	5,000,000		4,930,000
Tramline Re Ltd. Catastrophe Linked Nts., 16.75%, 1/8/15[1,2]	5,500,000		5,863,000
			204,039,165
Other—1.6%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.216%, 1/15/17[1,2]	5,750,000		6,008,175
Windstorm—28.3%
Akibare II Ltd. Catastrophe Linked Nts., 3.75%, 3/12/15[1,2]	4,750,000		4,898,200
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16[1,2]	3,500,000	EUR	4,574,200
Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[1,2]	4,000,000	EUR	5,380,326
East Lane Re Ltd. Catastrophe Linked Nts.:
9.066%, 3/16/16[1,2]	2,200,000		2,374,900
10.816%, 3/16/16[1,2]	4,500,000		4,859,100
EOS Wind Ltd. Catastrophe Linked Nts., 6.561%, 5/26/14[1,2]	5,000,000		5,081,000
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[2]	2,000,000	EUR	2,606,394
Everglades Re Ltd. Catastrophe Linked Nts., 17.75%, 4/30/14[1,2]	4,700,000		5,138,040
Foundation Re III Ltd. Catastrophe Linked Nts.:
Series 1-1, 5.081%, 2/25/15[2]	6,000,000		6,252,600
Series 1-A, 5.831%, 2/3/14[1,2]	4,300,000		4,349,880
Ibis Re Ltd. Catastrophe Linked Nts., 13.50%, 2/5/15[1,2]	1,500,000		1,513,950
Johnston Re Ltd. Catastrophe Linked Nts.:
6.991%, 5/8/14[1,2]	5,750,000		5,953,550
7.666%, 5/8/14[1,2]	5,450,000		5,658,735
Longpoint Re III Ltd. Catastrophe Linked Nts., 6%, 6/12/15[1,2]	2,500,000		2,601,750

12	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

	Principal Amount		Value

Windstorm Continued
Longpoint Re Ltd. Catastrophe Linked Nts., 5.466%, 12/18/13[1,2]	$4,500,000		$4,547,250
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts.:
7.50%, 12/4/15[1,2]	5,000,000		5,127,500
7.75%, 12/4/15[1,2]	4,750,000		4,963,631
Pelican Re Ltd. Catastrophe Linked Nts., 13.811%, 4/13/15[1,2]	4,750,000		4,997,950
Pylon II Capital Ltd. Catastrophe Linked Nts.:
Series A, 5.603%, 5/5/16[1,2]	3,750,000	EUR	5,071,576
Series B, 9.103%, 5/5/16[2]	3,750,000	EUR	5,266,377
Queen Street II Capital Ltd. Catastrophe Linked Nts., 7.566%, 4/9/14[1,2]	5,750,000		5,804,050
Queen Street IV Capital Ltd. Catastrophe Linked Nts., 7.566%, 4/9/15[1,2]	3,000,000		3,024,900
Successor X Ltd. Catastrophe Linked Nts.:
11.061%, 1/27/15[1,2]	1,000,000		1,029,000
11.331%, 11/10/15[1,2]	1,500,000		1,517,850
16.331%, 11/10/15[1,2]	6,000,000		3,720,600
			106,313,309
Total Event-Linked Bonds (Cost $348,222,171)			352,604,794
	Shares
Investment Company—4.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[5,6] (Cost $16,722,044)	16,722,044		16,722,044
Total Investments, at Value (Cost $364,944,215)	98.5%		369,326,838
Other Assets Net of Liabilities	1.5		5,697,122

Net Assets	100.0%		$375,023,960

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR Euro

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $332,427,223 or 88.64% of the Fund’s net assets as of March 28, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See Note 1 of the accompanying Notes.

4. Interest rate is less than 0.0005%.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares March 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	15,467,404	92,992,243	91,737,603	16,722,044

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$16,722,044	$10,839
a.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

13	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

6. Rate shown is the 7-day yield as of March 28, 2013.

Forward Currency Exchange Contracts as of March 28, 2013 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation
Bank of America NA
Euro (EUR)	Sell	29,203	EUR	5/16/13	$37,445,793	$1,839,718

See accompanying Notes to Financial Statements.

14	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES    March 28, 20131 (Unaudited)

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $348,222,171)	$352,604,794
Affiliated companies (cost $16,722,044)	16,722,044
369,326,838
Cash	5,136
Unrealized appreciation on foreign currency exchange contracts	1,839,718
Receivables and other assets:
Interest and dividends	5,126,305
Shares of beneficial interest sold	92
Other	12,229
Total assets	376,310,318
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	1,250,000
Trustees’ compensation	6,527
Shares of beneficial interest redeemed	3,982
Shareholder communications	2,630
Other	23,219
Total liabilities	1,286,358
Net Assets—applicable to 29,431,927 shares of beneficial interest outstanding	$375,023,960
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$12.74

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF OPERATIONS    For the Six Months Ended March 28, 20131 (Unaudited)

Investment Income
Interest	$16,744,672
Dividends from affiliated companies	10,839
Total investment income	16,755,511
Expenses
Management fees	736,471
Trustees’ compensation	9,781
Shareholder communications	7,492
Custodian fees and expenses	3,107
Other	30,832
Total expenses	787,683
Less waivers and reimbursements of expenses	(6,741)
Net expenses	780,942
Net Investment Income	15,974,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	533,651
Foreign currency transactions	(2,621,065)
Net realized loss	(2,087,414)
Net change in unrealized appreciation/depreciation on:
Investments	1,139,848
Translation of assets and liabilities denominated in foreign currencies	2,675,121
Net change in unrealized appreciation/depreciation	3,814,969
Net Increase in Net Assets Resulting from Operations	$17,702,124

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]
Operations
Net investment income	$15,974,569	$30,154,010
Net realized loss	(2,087,414)	(10,952,103)
Net change in unrealized appreciation/depreciation	3,814,969	10,577,827
Net increase in net assets resulting from operations	17,702,124	29,779,734
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	13,154,095	20,038,166
Payments from withdrawals	(32,489,597)	(24,287,090)
	(19,335,502)	(4,248,924)
Net Assets
Total increase (decrease)	(1,633,378)	25,530,810
Beginning of period	376,657,338	351,126,528
End of period	$375,023,960	$376,657,338

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FINANCIAL HIGHLIGHTS

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Period Ended September 30,
	(Unaudited)	2012[1]	2011	2010	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$12.16	$11.20	$11.03	$10.49	$9.90	$10.00
Income (loss) from investment operations:
Net investment income[3]	.53	.96	.79	.85	.89	.23
Net realized and unrealized gain (loss)	.05	—[4]	(.62)	(.31)	(.30)	(.33)
Total from investment operations	.58	.96	.17	.54	.59	(.10)
Net asset value, end of period	$12.74	$12.16	$11.20	$11.03	$10.49	$9.90
Total Return, at Net Asset Value[5]	4.77%	8.57%	1.54%	5.15%	5.96%	(1.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$375,024	$376,657	$351,127	$63,873	$48,856	$43,078
Average net assets (in thousands)	$369,746	$358,447	$265,678	$49,054	$47,309	$19,902
Ratios to average net assets:[6]
Net investment income	8.66%	8.41%	7.19%	8.04%	8.98%	7.89%
Total expenses[7]	0.43%	0.42%	0.43%	0.66%	0.55%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.43%	0.42%	0.43%	0.65%	0.55%	1.05%
Portfolio turnover rate	8%	38%	20%	38%	5%	0%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from June 16, 2008 (commencement of operations) to September 30, 2008.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended September 28, 2013	0.43%
Year Ended September 28, 2012	0.42%
Year Ended September 30, 2011	0.43%
Year Ended September 30, 2010	0.67%
Year Ended September 30, 2009	0.55%
Period Ended September 30, 2008	1.07%

See accompanying Notes to Financial Statements.

18	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    March 28, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Master Event-Linked Bond Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of March 28, 2013, approximately 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on

19	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

As of March 28, 2013, securities with an aggregate market value of $352,604,794, representing 94% of the Fund’s net assets were comprised of event-linked bonds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,250,000

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is

20	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares

21	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

22	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

23	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

24	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$352,604,794	$—	$352,604,794
Investment Company	16,722,044	—	—	16,722,044

Total Investments, at Value	16,722,044	352,604,794	—	369,326,838

Other Financial Instruments:
Foreign currency exchange contracts	—	1,839,718	—	1,839,718

Total Assets	$16,722,044	$354,444,512	$—	$371,166,556

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which

25	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 28, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Contributions	1,092,791	$13,154,095	1,753,477	$20,038,166
Withdrawals	(2,642,400)	(32,489,597)	(2,122,864)	(24,287,090)

Net decrease	(1,549,609)	$(19,335,502)	(369,387)	$(4,248,924)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$91,371,679	$28,706,700

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.40%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any

26	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended March 28, 2013, the Manager waived fees and/or reimbursed the Fund $6,741 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

27	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,839,718, which represents gross payments to

28	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,839,718 as of March 28, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of March 28, 2013 are as follows:

Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,839,718

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$(616,934)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$2,930,907

29	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended March 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $309,669 and $20,693,941 respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

30	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and

31	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

32	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

33	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Caleb Wong, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

34	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

35	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

36	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

INFORMATION AND SERVICES

General Information

Representatives available Mon–Fri 8am–8pm ET

1.800.CALL OPP (1.800.225.5677)

Written Correspondence and Transaction Requests

OppenheimerFunds Services

P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery

OppenheimerFunds Services

12100 East Iliff Avenue, Suite 300

Aurora, CO 80014

RS1270.001.0313    May 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/8/2013